Exhibit 10.4.6

AMENDMENT NO. 5 TO SECOND LIEN TERM LOAN AGREEMENT

This AMENDMENT NO. 5 TO SECOND LIEN TERM LOAN AGREEMENT (this “Amendment”) is made as of December 5, 2014 (the “Effective Date”), by and among CONNECTURE, INC. (the “Connecture”), DESTINATIONRX, INC. (“DestinationRX” and together with Connecture, the “Borrowers”), the Lenders (as defined below) party hereto and THL Corporate Finance, Inc., as Agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used in this Amendment (including the Recitals), to the extent not otherwise defined herein, shall have the same meaning as in the Term Loan Agreement.

RECITALS

WHEREAS, the Borrowers are party to that certain Second Lien Term Loan Agreement, dated as of March 18, 2013 (as the same has been amended and may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) among the Borrowers, the Agent and the lenders party thereto from time to time (the “Lenders”), pursuant to which the Lenders have made certain term loans available to the Borrowers;

WHEREAS, the Borrowers have requested that the Agent and the Lenders make certain amendments to the Term Loan Agreement in connection with a Qualifying IPO; and

WHEREAS, the Agent and the Lenders are willing to amend such terms and conditions of the Term Loan Agreement on the terms and conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to the Term Loan Agreement. Effective as of the Effective Date, the Term Loan Agreement shall be amended as follows:

(a).	Section 2.4(d) of the Term Loan Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“(d) Optional Prepayments. Borrowers may (i) upon at least three Business Days prior written notice to Agent, on any date following December 31, 2015 (such initial period, the “Non-Call Period”) or (ii) solely with the consent of the Agent, on any date during the Non-Call Period, prepay the principal of the Term Loan, in whole or in part. Each prepayment made pursuant to this Section 2.4(d) shall be (A) accompanied by the payment of accrued interest to the date of such payment on the amount prepaid, (B) subject to the Initial Term Loan Applicable Prepayment Premium, the Second Amendment Term Loan Applicable Prepayment Premium, or the Fourth Amendment Term Loan Applicable Prepayment Premium, as applicable and (C) in an amount which is not less than $500,000 (or the remaining balance if less than $500,000) and in increments of $100,000.”

(b).	Section 2.4(e)(iv) of the Term Loan Agreement is hereby amended by deleting clause (F) in its entirety and replacing it with the following in lieu thereof:

“(F) the issuance of Equity Interests in connection with a Qualifying IPO”.

(c).	Section 2.4(f)(iii) of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

“(iii) Initial Term Loan Applicable Prepayment Premium, Second Amendment Term Loan Applicable Prepayment Premium and Fourth Amendment Term Loan Applicable Prepayment Premium. (A) Each prepayment of the Initial Term Loans, including any such payment pursuant to Sections 2.4(d) and (e) (other than pursuant to Section 2.4(d)(i) (solely to the extent of any Net Cash Proceeds resulting from casualty losses or condemnations), and Section 2.4 (e)(ii), (e)(v) and (e)(vi)) shall (i) after the Non-Call Period, be accompanied by (a) all interest accrued as of such prepayment date on the amount of the Initial Term Loans prepaid plus (b) the Initial Term Loan Applicable Prepayment Premium, whether before or after an Event of Default or acceleration and (ii) during the Non-Call Period be accompanied by (a) all interest accrued as of such prepayment date on the amount of the Initial Term Loans prepaid plus (b) an Initial Term Loan Make-Whole Premium, whether before or after an Event of Default or acceleration, (B) each prepayment of the Second Amendment Term Loans, including any such payment pursuant to Sections 2.4(d) and (e) (other than pursuant to Section 2.4(d)(i) (solely to the extent of any Net Cash Proceeds resulting from casualty losses or condemnations), and Section 2.4 (e)(ii), (e)(v) and (e)(vi)) shall (i) after the Non-Call Period, be accompanied by (a) all interest accrued as of such prepayment date on the amount of the Second Amendment Term Loans prepaid plus (b) the Second Amendment Term Loan Applicable Prepayment Premium, whether before or after an Event of Default or acceleration and (ii) during the Non-Call Period be accompanied by (a) all interest accrued as of such prepayment date on the amount of the Second Amendment Term Loans prepaid plus (b) a Second Amendment Make-Whole Premium, whether before or after an Event of Default or acceleration and (C) each prepayment of the Fourth Amendment Term Loans, including any such payment pursuant to Sections 2.4(d) and (e) (other than pursuant to Section 2.4(d)(i) (solely to the extent of any Net Cash Proceeds resulting from casualty losses or condemnations), and Section 2.4 (e)(ii), (e)(v) and (e)(vi)) shall (i) after the Non-Call Period, be accompanied by (a) all interest accrued as of such prepayment date on the amount of the Fourth Amendment Term Loans prepaid plus (b) the Fourth Amendment Term Loan Applicable Prepayment Premium, whether before or after an Event of Default or acceleration and (ii) during the Non-Call Period, be accompanied by (a) all interest accrued as of such prepayment date on the amount of the Fourth Amendment Term Loans prepaid plus (b) a Fourth Amendment Make-

Whole Premium, whether before or after an Event of Default or acceleration. All parties to this Agreement agree and acknowledge that (i) the Lenders will have suffered damages on account of the early prepayment of the Term Loans pursuant to Section 2.4(d) or Section 2.4(e), and that, in view of the difficulty in ascertaining the amount of such damages, the Initial Term Loan Applicable Prepayment Premium, the Second Amendment Term Loan Applicable Prepayment Premium, or the Fourth Amendment Term Loan Applicable Prepayment Premium, as applicable, constitutes reasonable compensation and liquidated damages to compensate the Lenders on account thereof and (ii) the Initial Term Loan Applicable Prepayment Premium, the Second Amendment Term Loan Applicable Prepayment Premium, or the Fourth Amendment Term Loan Applicable Prepayment Premium, as applicable, constitutes neither a penalty for such prepayment nor unaccrued interest on any Term Loan.”

(d).	Schedule 1.1 of the Term Loan Agreement is hereby amended by adding the following definitions in the proper alphabetical order:

i.	“Fifth Amendment Effective Date” shall mean December 5, 2014.

ii.	“Fourth Amendment Make-Whole Premium” is equal to (i) the remaining scheduled payments of cash interest on such prepayment (excluding amounts covered by clause (a) of Section 2.4(f)(iii)(C)(ii)) from the applicable prepayment date through December 31, 2015, plus (ii) 5.0% of the principal amount of such prepayment.

iii.	“Initial Term Loan Make-Whole Premium” is equal to (i) the remaining scheduled payments of cash interest on such prepayment (excluding amounts covered by clause (a) of Section 2.4(f)(iii)(A)(ii)) from the applicable prepayment date through December 31, 2015, plus (ii) 2.0% of the principal amount of such prepayment.

iv.	“Non-Call Period” has the meaning set forth in Section 2.4(d).

v.	“Qualifying IPO” shall mean the issuance by the Administrative Borrower of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act resulting in Net Cash Proceeds of at least $50,000,000.

vi.	“Second Amendment Make-Whole Premium” is equal to (i) the remaining scheduled payments of cash interest on such prepayment (excluding amounts covered by clause (a) of Section 2.4(f)(iii)(B)(ii)) from the applicable prepayment date through December 31, 2015, plus (ii) 3.0% of the principal amount of such prepayment.

(e).	Schedule 1.1 of the Term Loan Agreement is hereby amended by deleting the definition of “Change of Control” in its entirety and replacing it with the following in lieu thereof:

““Change of Control” means that:

(a)	prior to a Qualifying IPO, Sponsor fails to own and control, directly or indirectly, 30% or more (ii) Permitted Holders fail to own and control, directly or indirectly, 50.1%, or more, or (iii) any other “person” or “group” (within the meaning of Section 13(d) and 14(d) of the Exchange Act) owns more than Sponsor, of the Equity Interests of Administrative Borrower, either on an economic basis or on the basis of those entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Administrative Borrower,

(b)	on or after a Qualifying IPO, any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30%, or more, of the Equity Interests of Administrative Borrower, either on an economic basis or on the basis of those entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Administrative Borrower;

(c)	on or after a Qualifying IPO, any Person or two or more Persons acting in concert (other than Sponsor), shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Administrative Borrower or control over the Equity Interests of such Person entitled to vote for members of the Board of Directors of Administrative Borrower on a fully-diluted basis (and taking into account all such Equity Interests that such Person or group has the right to acquire pursuant to any option right) representing 30% or more of the combined voting power of such Equity Interests,

(d)	a majority of the members of the Board of Directors of Administrative Borrower do not constitute Continuing Directors, or

(e)	Administrative Borrower fails to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party.”

(f).	Schedule 1.1 of the Term Loan Agreement is hereby amended by adding clause (c)(xii) to the definition of “EBITDA” as follows:

“(xii) accrued portion of bonus payments to certain officers of the Borrowers in connection with a Qualifying IPO.”

(g).	Schedule 1.1 of the Term Loan Agreement is hereby amended by deleting the definition of “Equity Condition” in its entirety and replacing it with the following in lieu thereof:

““Equity Condition” means the raising of cash by Borrower of not less than $25.0 million through the issuance of Equity Interests thereof prior to the end of the fiscal quarter ending March 31, 2015.”

2. Schedule 1.1 of the Term Loan Agreement is hereby amended by deleting the definition of “Initial Term Loan Applicable Prepayment Premium” in its entirety and replacing it with the following in lieu thereof:

“‘Initial Term Loan Applicable Prepayment Premium’ means with respect to any payment of the principal of the Initial Term Loans whether before or after an Event of Default or acceleration, the amount as set forth in the following table:

Period	Initial Term Loan Applicable Prepayment Premium
On or after the Fifth Amendment Effective Date through December 31, 2015	Initial Term Loan Make-Whole Premium
On or after January 1, 2016	0% of the principal amount of such payment

3. Schedule 1.1 of the Term Loan Agreement is hereby amended by deleting the definition of “Fourth Amendment Term Loan Applicable Prepayment Premium” in its entirety and replacing it with the following in lieu thereof:

“‘Fourth Amendment Term Loan Applicable Prepayment Premium’ means with respect to any payment of the principal of the Fourth Amendment Term Loans whether before or after an Event of Default or acceleration, the amount as set forth in the following table:

Period	Fourth Amendment Term Loan Applicable Prepayment Premium
On or after the Fifth Amendment Effective Date through December 31, 2015	Fourth Amendment Make-Whole Premium
On or after January 1, 2016 but prior to June 12, 2016	3% of the principal amount of such payment
On or after June 12, 2016 but prior to June 12, 2017	1% of the principal amount of such payment
On or after June 12, 2017	0% of the principal amount of such payment

4. Schedule 1.1 of the Term Loan Agreement is hereby amended by deleting the definition of “Second Amendment Term Loan Applicable Prepayment Premium” in its entirety and replacing it with the following in lieu thereof:

“‘Second Amendment Term Loan Applicable Prepayment Premium’ means with respect to any payment of the principal of the Second Amendment Term Loans whether before or after an Event of Default or acceleration, the amount as set forth in the following table:

Period	Second Amendment Term Loan Applicable Prepayment Premium
On or after the Fifth Amendment Effective Date through December 31, 2015	Second Amendment Make-Whole Premium
On or after January 1, 2016 but prior to March 20, 2016	2% of the principal amount of such payment
On or after March 20, 2016 but prior to March 20, 2017	1% of the principal amount of such payment
On or after March 20, 2017	0% of the principal amount of such payment

5. Consent to Senior Amendment. Notwithstanding anything contained in Section 6.6 (Prepayments and Amendments) of the Term Loan Agreement to the contrary, the Agent and the Lenders hereby consent to the Senior Amendment (as defined in Section 5(e) of this Amendment) in the form attached hereto as Exhibit A.

6. Consent to Certain Payments.

(a) Notwithstanding anything contained in Section 6.7 (Restricted Payments) of the Term Loan Agreement to the contrary, solely upon the consummation of a Qualifying IPO and substantially contemporaneously with the Administrative Borrower’s receipt of the Net Cash Proceeds from the issuance of the common Equity Interests in connection with such Qualifying IPO, the Borrowers may make a dividend payment, in an aggregate amount not to exceed $9,250,000, to each of the holders of the Equity Interests of the Administrative Borrower consisting of the Series A Redeemable Convertible Preferred Stock and the Series B Redeemable Convertible Preferred Stock as a result of the conversion of such preferred shares into common Equity Interests of the Administrative Borrower.

(b) In addition to the foregoing and notwithstanding anything contained to the contrary in that certain Consent, dated as of February 18, 2014, by and among the Borrowers and the Agent (the “Consent”), the Agent hereby consents to the payment of the Bonus Awards (as defined in the Consent) to certain of the officers of the Borrowers upon the consummation of a Qualifying IPO and substantially contemporaneously with the Administrative Borrower’s receipt of the Net Cash Proceeds from the issuance of the common Equity Interests in connection with such Qualifying IPO, so long as the amount of the Bonus Awards paid, whether it be in cash or in kind, is of an aggregate value of not greater than $2,250,000.

7. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a) Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Agent shall have received a fully executed version of the Senior Amendment (as defined below), in form and substance reasonably acceptable to Agent and relating to the matters addressed in this Amendment, as applicable.

(c) The Borrowers shall have paid all reasonable out-of-pocket fees, costs and expenses incurred by the Agent in connection with this Amendment or otherwise due and payable pursuant to the Term Loan Agreement, including, without limitation, legal fees and expenses of counsel to the Agent.

(d) The representations and warranties set forth herein and in the Loan Documents (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof).

(e) Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

8. Representations and Warranties. Each Borrower represents and warrants to Agent and the Lenders as follows:

(a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower. No other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of the date hereof.

(d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

(e) No Fee. No fee has been or will be paid to the First Lien Agent in connection with this Amendment, Amendment No. 6 to Credit Agreement (the “Senior Amendment”) dated as of December 5, 2014, or the transactions contemplated hereby or thereby, except such fees as are set forth in the Senior Amendment. No other side letter or other agreement not disclosed to Lenders and Agent has been entered into in connection with this Amendment, the Senior Amendment or the transactions contemplated hereby or thereby.

9. Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

11. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, and each reference in the other Loan Documents to “the Term Loan Agreement”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement as modified and amended hereby.

(b) Except as specifically set forth in this Amendment, the Term Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent and Lenders without defense, offset, claim or contribution.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

12. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Term Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

13. Estoppel. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Lender with respect to the Obligations.

14. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

15. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16. Release; Covenant Not to Sue.

(a) Each of the Borrowers hereby absolutely and unconditionally releases and forever discharges Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all known claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured; provided that, in each case, the foregoing release shall not apply to claims of fraud or willful misconduct. Each of the Borrowers understands, acknowledges and agrees that this release may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b) Each of the Borrowers, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Borrower pursuant to the above release. If any Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, each Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

17. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CONNECTURE, INC.

By:	/s/ James P. Purko
Name:	James P. Purko
Title:	Chief Financial Officer

DESTINATIONRX, INC.

By:	/s/ James P. Purko
Name:	James P. Purko
Title:	Chief Financial Officer

[Signature Page to Amendment No. 5 to Second Lien Term Loan Agreement]

THL CORPORATE FINANCE, INC.,
as Agent

By:	/s/ Christopher J. Flynn
Name:	Christopher J. Flynn
Title:	Co-Chief Executive Officer

THL CREDIT, INC., as a Lender

By:	/s/ Christopher J. Flynn
Name:	Christopher J. Flynn
Title:	Co-Chief Executive Officer

THL CREDIT GREENWAY FUND II LLC, as a Lender

By:	THL Credit, Inc., its Manager

By:	/s/ Christopher J. Flynn
Name:	Christopher J. Flynn
Title:	Co-Chief Executive Officer

UNITED INSURANCE COMPANY OF AMERICA, as a Lender

By:	THL Credit, Inc., its Manager

By:	/s/ Christopher J. Flynn
Name:	Christopher J. Flynn
Title:	Co-Chief Executive Officer

[Signature Page to Amendment No. 5 to Second Lien Term Loan Agreement]

EXHIBIT A

Senior Amendment

Please see attached.

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”) is made as of December 5, 2014 (the “Effective Date”), by and among CONNECTURE, INC. (the “Connecture”), DestinationRX, Inc. (“DestinationRX” and together with Connecture, the “Borrowers”), the Lenders (as defined below) party hereto and Wells Fargo Bank, National Association, as Agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used in this Amendment (including the Recitals), to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers are party to that certain Credit Agreement, dated as of January 15, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the Agent and the lenders party thereto from time to time (the “Lenders”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers;

WHEREAS, the Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement in connection with a Qualifying IPO; and

WHEREAS, the Agent and the Lenders are willing to amend such terms and conditions of the Credit Agreement on the terms and conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

2. Amendments to the Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall be amended as follows:

(a). Section 2.4(e)(iv) of the Credit Agreement is hereby amended by deleting clause (F) in its entirety and replacing it with the following in lieu thereof:

“(F) the issuance of Equity Interests in connection with a Qualifying IPO”.

(b). Schedule 1.1 of the Credit Agreement is hereby amended by adding the following definition in the proper alphabetical order:

““Qualifying IPO” shall mean the issuance by the Administrative Borrower of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act resulting in Net Cash Proceeds of at least $50,000,000.”

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(c). Schedule 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Change of Control” in its entirety and replacing it with the following in lieu thereof:

““Change of Control” means that:

(a)	prior to a Qualifying IPO, Sponsor fails to own and control, directly or indirectly, 30% or more (ii) Permitted Holders fail to own and control, directly or indirectly, 50.1%, or more, or (iii) any other “person” or “group” (within the meaning of Section 13(d) and 14(d) of the Exchange Act) owns more than Sponsor, of the Equity Interests of Administrative Borrower, either on an economic basis or on the basis of those entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Administrative Borrower;

(b)	on or after a Qualifying IPO, any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30%, or more, of the Equity Interests of Administrative Borrower, either on an economic basis or on the basis of those entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Administrative Borrower;

(c)	on or after a Qualifying IPO, any Person or two or more Persons acting in concert (other than Sponsor), shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Administrative Borrower or control over the Equity Interests of such Person entitled to vote for members of the Board of Directors of Administrative Borrower on a fully-diluted basis (and taking into account all such Equity Interests that such Person or group has the right to acquire pursuant to any option right) representing 30% or more of the combined voting power of such Equity Interests; or

(d)	a majority of the members of the Board of Directors of Administrative Borrower do not constitute Continuing Directors, or

(e)	Administrative Borrower fails to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party.”

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(d). Schedule 1.1 of the Credit Agreement is hereby amended by adding clause (c)(xii) to the definition of “EBITDA” as follows:

“(xii) accrued portion of bonus payments to certain officers of the Borrowers in connection with a Qualifying IPO.”

18. Consent to Second Lien Amendment. Notwithstanding anything contained in Section 6.6 (Prepayments and Amendments) of the Credit Agreement to the contrary, the Agent and the Lenders hereby consent to the Second Lien Amendment (as defined in Section 5(e) of this Amendment) in the form attached hereto as Exhibit A.

19. Consent to Certain Payments.

(c) Notwithstanding anything contained in Section 6.7 (Restricted Payments) of the Credit Agreement to the contrary, solely upon the consummation of a Qualifying IPO and substantially contemporaneously with the Administrative Borrower’s receipt of the Net Cash Proceeds from the issuance of the common Equity Interests in connection with such Qualifying IPO, the Borrowers may make a dividend payment in an aggregate amount not to exceed $9,250,000 to each of the holders of the Equity Interests of the Administrative Borrower consisting of the Series A Redeemable Convertible Preferred Stock and the Series B Redeemable Convertible Preferred Stock as a result of the conversion of such preferred shares into common Equity Interests of the Administrative Borrower.

(d) In addition to the foregoing and notwithstanding anything contained to the contrary in that certain Consent, dated as of February 7, 2014, by and among the Borrowers and the Agent (the “Consent”), the Agent hereby consents to the payment of the Bonus Awards (as defined in the Consent) to certain of the officers of the Borrowers upon the consummation of a Qualifying IPO and substantially contemporaneously with the Administrative Borrower’s receipt of the Net Cash Proceeds from the issuance of the common Equity Interests in connection with such Qualifying IPO, so long as the amount of the Bonus Awards paid, whether it be in cash or in kind, is of an aggregate value of not greater than $2,250,000.

20. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a) Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Agent shall have received a fully executed amendment to the Second Lien Credit Agreement, in form and substance reasonably acceptable to Agent and relating to the matters addressed in this Amendment, as applicable.

(c) The Borrowers shall have paid all reasonable out-of-pocket fees, costs and expenses incurred by the Agent in connection with this Amendment or otherwise due and payable pursuant to the terms of the Credit Agreement, including, without limitation, legal fees and expenses of counsel to the Agent.

(d) The representations and warranties set forth herein and in the Loan Documents (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof).

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(e) Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

21. Representations and Warranties. Each Borrower represents and warrants to Agent and the Lenders as follows:

(a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower. No other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of the date hereof.

(d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

(e) No Fee. No fee has been or will be paid to the Second Lien Agent in connection with the Amendment No. 5 to Second Lien Term Loan Agreement (the “Second Lien Amendment”) dated as of December 5, 2014, or the transactions contemplated hereby or thereby, except such fees as are set forth in the Second Lien Amendment. No other side letter or other agreement not disclosed to Lenders and Agent has been entered into in connection with the Second Lien Amendment or the transactions contemplated hereby or thereby.

22. Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

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23. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

24. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent and Lenders without defense, offset, claim or contribution.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

25. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

26. Estoppel. To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Lender with respect to the Obligations.

27. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

28. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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29. Release; Covenant Not to Sue.

(a) Each of the Borrowers hereby absolutely and unconditionally releases and forever discharges Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all known claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured; provided that, in each case, the foregoing release shall not apply to claims of fraud or willful misconduct. Each of the Borrowers understands, acknowledges and agrees that this release may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b) Each of the Borrowers, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Borrower pursuant to the above release. If any Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, each Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

30. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CONNECTURE, INC.

By:	/s/ James P. Purko
Name:	James P. Purko
Title:	Chief Financial Officer

DESTINATIONRX, INC.

By:	/s/ James P. Purko
Name:	James P. Purko
Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Lender and as Agent

By:	/s/ Sara Townsend
Name:	Sara Townsend
Title:	Director

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